SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2002

PACKETEER, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE		77-0420107

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10495 NORTH DE ANZA
CUPERTINO, CALIFORNIA 95014
(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 873-4400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure
SIGNATURE

Item 9. Regulation FD Disclosure

CERTIFICATION FILED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Packeteer, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Brett Galloway, as Interim Chief Executive Officer of the Company, and David Yntema, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brett Galloway

Brett Galloway Interim Chief Executive Officer August 13, 2002

/s/ David Yntema

David Yntema Chief Financial Officer August 13, 2002

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2002

Packeteer, Inc.

By:	/s/ David C. Yntema

Name: David C. Yntema Title: Chief Financial Officer